UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2022

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (310) 891-1959 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”) regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

ADDITIONAL INFORMATION

You are urged to read this Current Report carefully. This Current Report is not all-inclusive and does not contain all the information that you may desire in evaluating the Company. You must conduct and rely on your own evaluation of the Company, including the merits and risks involved in making a decision to invest in our stock. No representations or warranties of any kind are intended nor should any be inferred with respect to the economic viability of the Company or with respect to any benefits, which may accrue as a result of an investment in the Company. The Company does not in any way represent, guarantee or warrant an economic gain or profit with regard to our business. We do not in any way represent or warrant the advisability of investing in our stock. Any projections, forecasts, or other forward-looking statements or opinions contained in this Current Report constitute estimates by us based upon sources deemed to be reliable, but the accuracy of this information is not guaranteed nor should you consider the information all-inclusive.

As used in this Current Report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company,” and “we” refer to Bakhu Holdings Corp.

Item 1.01Entry into a Material Definitive Agreements.

Third Amendment to Integrated License Agreement

In the course of the preparation of Bakhu’s financial statements to be audited for inclusion in Bakhu’s Annual Report on Form 10-K for its fiscal year ended July 30, 2021 (the “Form 10-K”), Bakhu determined that with the achievement of efficacy on July 12, 2021, the amount of the offset against the $3.5 million (the “One-Time Payment”) needed to be determined to arrive at the net amount of the One-time Payment Note payable by Bakhu to the Licensor. In undertaking to review and ascertain the offset against the One-time Payment Note, Bakhu and Cell Science were unable to agree on the nature and amount of the expense advances to Cell Science representatives to the Science Team, as defined in the Integrated License Agreement, to be offset against the principal amount of the One-time Payment Note.

On January 31, 2022 Bakhu and Cell Science reached a mutual resolution and entered into a Third Amendment to the Integrated License Agreement1 (the “January 2022 Amendment”).

In general, the January 2022 Amendment provided that:

1  The Integrated License Agreement consists of that certain Patent and Technology License Agreement, dated December 20, 2018, which on December 31, 2019, was restated in its entirety by the Amended and Restated Patent and Technology License Agreement (the “Restated License”).  The Restated License Agreement was amended by that certain Amendment to the Amended and Restated Patent and Technology License Agreement entered into as of September 22, 2020 (the “September 2020 Amendment”), further amended by that certain First Amendment of the Amendment to the Amended and Restated Patent and Technology License Agreement entered into as of February 8, 2021 (the “First Amendment”),  and  further amended by that certain Second Amendment of the Amendment to the Amended and Restated Patent and Technology License Agreement entered into as of July 12, 2021 (the “Second Amendment”).

1.There shall be no reduction and offset against the One-time Payment. Concurrently with the execution of January 2022 Amendment, Bakhu executed  and delivered to Cell Science, the One-time Payment Note in the principal amount of $3,500,000 (the “One-Time Payment Note”) with simple interest accruing thereon at the applicable federal short-term annual rate of 0.44% under IRC Section 1274(d), from the date of execution.  All unpaid principal and accrued and unpaid interest will be due and payable on or before the first anniversary date of the One-Time Payment Note. A copy of the One-Time Payment Note is attached as Exhibit 1 to the January 2022 Amendment.

2.In lieu of any offset and reduction against the One-Time Payment Note, Concurrently with the execution of January 2022 Amendment, Cell Science and OZ Corporation, parties to that certain Research and Development Agreement dated March 8, 2019, as amended March 12, 2020, (the “VO Leasing R&D Agreement”) for the lease the premises (the “Facility”) used as the laboratory at which research and development of the intellectual property and licensed science, entered into the Landlord Consent to Assignment and Assumption of Lease and Release of Assignor (the “Lease Assignment”) whereby Cell Science and OZ Corporation assigned of all right, title and interest under the VO Leasing R&D Agreement, to Bakhu.  A copy of the Lease Assignment is attached as Exhibit 2 to the January 2022 Amendment.

3.Further in lieu of any offset and reduction against the One-Time Payment Note to Cell Science and in consideration of Bakhu’s repayment of the amounts owing to OZ Corporation pursuant to the Promissory Note dated August 1, 2019 (the “OZ Note”), evidencing amounts paid or incurred by OZ Corporation respecting activities at the facility and related to the acquisition or use of equipment, supplies, consumables, compensation, and other costs and expenses, concurrently with the execution of January 2022 Amendment, Cell Science and OZ Corporation, executed and delivered the Assignment, Bill of Sale and Assumption  (the “Lab Assignment”), whereby Cell Science and OZ Corporation assigned  to Bakhu, all right, title and interest in and to all tangible and intangible person property (excluding the intellectual property and licensed science covered by the Integrated License Agreement) contained in or appurtenant to the laboratory located at the Facility. A copy of the Lab Assignment is attached as Exhibit 3 to the January 2022 Amendment.

4.Sections 2.5, 7.3 and 7.4 of Restated License Agreement (as subsequently amended, by merging all amendments into the Integrated License Agreement) be amended to correct the contradictory and inconsistent language of those sections.

The foregoing summary descriptions of the terms of the January 2022 Amendment is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text the January 2022 Amendment, attached hereto as Exhibit 10.01 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
10.1	January 2022 Amendment (i.e., the Third Amendment to Integrated License Agreement dated January 31, 2022(1)

(1)  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS CORP.

Date: February 3, 2022	/s/ Evripides Drakos
By: Evripides Drakos Its: Chief Executive Officer (Principal Executive Officer)